                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                      January 25, 2007

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On January 25, 2007, Hancock Holding Company
issued a press release announcing the appointment of Anthony J. Topazi, Mississippi Power
Company's president and chief executive officer, as a Hancock Holding Company director.  Information regarding Mr. Topazi is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 25, 2007, headed "Hancock names
                             Mississippi Power exec' to holding company board."

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 26, 2007

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
January 25, 2007

For More Information
R. Paul Maxwell, VP & Corporate Communications Manager
228.563.7953

Paul D. Guichet, VP, Investor Relations
228.522.6542 or 228.563.6559

============================================================================================================

                          Hancock names Mississippi Power exec' to holding company board

     GULFPORT,  MS (January 25, 2007) - Hancock  Holding  Company  (NASDAQ:  HBHC)  officials  today  announced the company's  nominating committee  appointment and subsequent board approval of Anthony J. Topazi,  Mississippi Power
Company's president and chief executive officer, as a Hancock Holding Company director.

     Topazi joined the Hancock Bank board of directors in 2004.

     "We are very  pleased  with the  appointment  of  Anthony  Topazi to  Hancock's  holding  company  board.  His leadership,  integrity,  business  acumen,  and steadfast  commitment to our community will further  strengthen our
Gulf South business presence," said Hancock Holding Company Chairman of the Board George A. Schloegel.

     Topazi, a Birmingham,  AL, native,  became  Mississippi Power Company's 10th chief executive leader in January
2004.  Previously an executive vice president at Southern  Company  Generation and Energy  Marketing,  he began his
Alabama Power career as a cooperative  education student engineer and rose to numerous  executive  positions in the company's  Birmingham  and  Western  divisions.  As chair of the  Tuscaloosa  County,  AL,  Industrial  Development
Authority,  he assumed a primary role in recruiting to Alabama the first  Mercedes Benz  automotive  assembly plant outside Germany.

     Topazi  chairs the  Infrastructure  Committee  of the  Governor's  Commission  on  Recovery,  Rebuilding,  and
Renewal;  Momentum Mississippi - a public-private  economic  development  partnership designed to boost the state's economic future; and the Gulf Coast Business Council.  He previously served on the Blueprint  Mississippi  steering committee and co-chaired the economic  development work team.  Topazi currently serves on the Mississippi  Economic
Council  board of  directors,  as vice  chair of the  Mississippi  Partnership  for  Economic  Development,  and as
chair-elect  of the  Mississippi  Gulf Coast  Chamber of Commerce.  He also serves on the boards of  directors  for
MAST,  Inc.,  and the Gulf  Coast  Community  Foundation  and on the Nature  Conservancy  of  Mississippi  board of
trustees.   He is a member of the DeToqueville Society of United Way of America.

     Hancock  Holding  Company - parent  company of Hancock  Bank  (Mississippi),  Hancock Bank of  Louisiana,  and
Hancock Bank of Florida - has assets of $6.1  billion.  Founded in 1899,  Hancock Bank stands among the  strongest, safest  financial  institutions in the United States and is the only financial  services  company  headquartered in the Gulf South to rate among the top 20 percent of America's  top-performing  banks.  Hancock offers  comprehensive financial  solutions  through  more than 140 banking and  financial  services  offices and more than 130  automated teller machines across South  Mississippi,  Louisiana,  southern  Alabama,  and the Florida  Panhandle.  Additional corporate information and on-line banking and bill pay services are available at www.hancockbank.com.

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